UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed By The Registrant    ☒

Filed By A Party Other Than The Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Hasbro

VOTE

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Online

Go to **www.investorvote.com/HAS** or scan the QR code — login details are located in the shaded bar below.

Annual Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Hasbro, Inc.'s proxy statement and annual report to shareholders are available at:

www.investorvote.com/HAS

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/HAS.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 4, 2020 to facilitate timely delivery.

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Annual Meeting Notice Hasbro, Inc.’s Annual Meeting of Shareholders will be held on May 14, 2020 at 1027 Newport Avenue, Pawtucket, Rhode Island, at 11:00 a.m. Eastern Daylight Time and virtually via the Internet at www.meetingcenter.io/227440037. To access the meeting via the Internet at www.meetingcenter.io/227440037, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — HAS2020 To vote during the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The Board of Directors recommends that you vote FOR all nominees, and proposals 2, 3 and 4: Four matters are scheduled to be voted on at the 2020 Annual Meeting. Those four proposals are: 1. The election of the following thirteen (13) persons as Directors to serve until the 2021 Annual Meeting of Shareholders, and until their successors are duly elected and qualified: Kenneth A. Bronfin, Michael R. Burns, Hope F. Cochran, Crispin H. Davis, John A. Frascotti, Lisa Gersh, Brian D. Goldner, Alan G. Hassenfeld, Tracy A. Leinbach, Edward M. Philip, Richard S. Stoddart, Mary Beth West and Linda K. Zecher. 2. The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of Hasbro, Inc., as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the 2020 Proxy Statement. 3. The approval of amendments to the Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”). 4. Ratification of the selection of KPMG LLP as Hasbro, Inc.’s independent registered public accounting firm for fiscal 2020. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. The proxy statement contains information on how to vote during the meeting. To obtain directions to the meeting please contact Hasbro’s Investor Relations department at (401) 431-8697. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/HAS. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Hasbro, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 4, 2020.